INVESTOR DAY 1

INVESTOR DAY Agenda STRENGTHENING OUR FINANCIAL OUTLOOK Damon Audia, CFO EXECUTING OUR FARMER-FIRST STRATEGY Eric Hansotia, CEO 01 IMPROVING OUTCOMES THROUGH TECHNOLOGY Seth Crawford, General Manager, PTx 02 BUILDING A WORLD-CLASS DATA PLATFORM Cory Buchs, Director, Digital Farming Solutions, PTx 03 04

Forward-looking statements in this presentation, including statements about our strategic plans and initiatives as well as their financial impacts, demand, product development and capital expenditure plans and timing of those plans and our expectations with respect to the costs and benefits of those plans and timing of those benefits, future revenue, crop production and farm income, production levels, price levels, margins, earnings, operating income, cash flow, engineering expense, tax rates, and other financial metrics, as well as our expectations regarding the PTx Trimble businesses, are subject to risks that could cause actual results to differ materially from those suggested by the statements. These risks include, but are not limited to, adverse developments in the agricultural industry, including those resulting from any, supply chain disruption, inflation, weather, commodity prices, changes in product demand, interruptions in supply of parts and products, the possible failure by us to develop new and improved products on time, including premium technology and smart farming solutions, within budget and with the expected performance and price benefits, difficulties in integrating the PTx Trimble businesses in a manner that produces the expected financial results, reactions by customers and competitors to the transaction, including the rate at which PTx Trimble’s largest OEM customer reduces purchases of PTx Trimble equipment and the rate of replacement by the Joint Venture of those sales, introduction of new or improved products by our competitors and reductions in pricing by them, the war in the Ukraine, difficulties in integrating acquired businesses and in completing expansion and modernization plans on time and in a manner that produces the expected financial results, and adverse changes in the financial and foreign exchange markets. Actual results could differ materially from those suggested in these statements. Further information concerning these and other risks is included in AGCO’s filings with the SEC, including its Form 10-K for the year ended December 31, 2023, and subsequent Form 10-Q filings. AGCO disclaims any obligation to update any forward-looking statements except as required by law. SAFE HARBOR 3

Executing Our Farmer-First Strategy to Deliver Sustainable Shareholder Value December 19, 2024 Eric Hansotia Chairman, President and Chief Executive Officer 4

Resilient Ag Pure Play Positioned for Growth Differentiated Farmer-First Strategy and Innovation Relentless Focus on Value Creation Today’s Key Messages 5

AGCO is the Largest Pure Play Farm Equipment Manufacturer in the World Multi-brand Focus: ~25,000 Global Employees 1990 Year Founded ~$12B Annual Revenue(1) Increase in Patent Portfolio Since 2019 ~$7.0B(1) Market Cap 6 ~80% 1) As of December 14, 2024

Supportive Secular Trends & Resilient End Markets

SECULAR TRENDS

- Population Growth
- Protein Consumption
- Farming Acreage
- Increased Demand for Biofuel
- Rising Input Costs with Increased Focus on Sustainability

World Crop Use Will Fuel Precision Ag and Machinery Growth(1)



4.0B
3.5B
3.0B
2.5B
2.0B
1.5B
1.0B
0.5B
0.0B
Billions of Metric Tons
80/81
83/84
86/87
89/90
92/93
95/96
98/99
01/02
04/05
07/08
10/11
13/14
16/17
19/20
22/23
25/26
28/29
31/32
34/35
37/38
40/41
43/44
Crop Year
World Corn + Soybeans + Wheat Use

AGCO is Well-Positioned to Address SECULAR TRENDS and BETTER SERVE FARMERS

7

1) Source S&P Global Commodity Insights

AG MACHINERY AG TECHNOLOGY Brands & Value Propositions Leaders Drive Fendt Straightforward Dependable Accessible Your Working Machine Industry leader for mixed fleet precision AG through OEM and Retrofit Winning Outcomes Strategy Fundamentals Leader in Precision Ag FarmerCore Operational Efficiency Net Promoter Score Employee Engagement RONA Growth Farmer Focused Solutions To Sustainably Feed Our World 8

OUR TARGETS DEMONSTRATING PROGRESS 1) Compared to 2023 product offering 2) From a 2022 baseline, aligned with 1.5C trajectory, 90% is the 2050 target 3) Water and waste targets will be extended out to 2030 once data quality improved 4) 2025 baseline 5) New recordable incident target being developed with 2030 timeline Sustainability Objectives Innovate For A Triple-win Power The Future Of Ag Advance A Responsible Product Life Cycle Thrive Together Employees, Dealers And Farmers Total recordable incidents by 202551.0 Global Farmer health, safety and wellbeing program 2028 Integrate outcomes-based sustainability criteria in new product development process by end of 2026 Triple Win Improve Powertrain efficiency by at least 5% on new products by 20331 Introduce 10+ battery electric and/or alternative fuel capable products by 20331 >5% 10+ Less absolute Scope 1 and 2 emissions by 2033, 90% by 20502 55% Less water withdrawals by 2026310% Non-hazardous waste diverted from landfill by 20263>90% Increase in REMAN revenue by 2028418% 9

FarmerCore Drives Growth And Market Share Gains A blended ecosystem of DIGITAL and PHYSICAL touchpoints enabling AGCO, our brands, and dealer network to deliver… …the industry-leading farmer experience FOCUS ON SERVING FARMERS THE WAY THEY CHOOSE ALONG THE ENTIRE OWNERSHIP CYCLE Smart Network Coverage Equip dealers with the best cost-to-serve and deliver industry leading experience 1 Mobile & On- farm Solutions Bring end-to-end dealer experience On-Farm (from Machine Demos to Repairs) 2 Customer-Facing Digital Solutions Bring end-to-end buying and ownership journey online (from Research to Repairs) 3 10

Leading The Way In Precision Ag

Addressing Farmer Needs Today And Tomorrow



New Product Growth
Retrofit First & Innovation
Solutions for Every Season
Global Expansion
Channel Development
Distribution Growth
Talent Acquisition & Leadership Development

Growing Tech Stack Drives High Margin Revenue



+2.0x
$0.7B*(2)
~$0.9B(1)(2)
$2.0B(2)
2023
2024E
2029
Net Sales In Bn USD

*not including PTx Trimble
1) Excluded Q124 PTx Trimble
2) Revenue reflects some intercompany sales for equipment attached to AGCO machinery

AGCO Your Agriculture Company

11

Unlocking Fendt’s Full Potential Net Sales & IFO at mid-cycle industry level 1. Fendt Distribution Transformation North and South America (Coverage & Performance) 2. Product & Technology Offensive (Autonomy, Sustainability, Data Platform) 3. Building the Brand (Raising Awareness in North and South America) Potential Ahead: Key Growth PillarsLarge Market Opportunity Proven Track Record of Growth NA SA EME APA 0.3 0.7 ~1.0 1.7 2020 2022 2024E 2029E NA/SA Net Sales ($bn) 12

Accelerating Global Parts Growth Going Forward, AGCO Parts Focuses On Three Strategic Pillars: (1) Right Parts At The Right Place, Every Time with Industry-Leading Fill Rates (2) Customer Loyalty And High Re-purchase (3) Digital Enabled Solutions 2023 2029E 130 575 +>300% Net Sales ($bn) eCommerce ($m) 2024E 2029E 1.8 2.3 ~+30% 25% of Parts Sales via eCommerce Growing Net Sales to $2.3bn 13

Operational Efficiencies Build a More Resilient Business Standardization Automation Offshoring Outsourcing EFFICIENCY EFFORTS EXPECTED TO CONTRIBUTE ~150 bps OF ADJUSTED OPERATING MARGIN IMPROVEMENT • Previously announced restructuring with $100-$125M of run-rate annual savings by year-end 2025 • Efficiency initiatves with structural changes of processes (automate, offshore, outsource) provides additional $75-$100M of run-rate annual savings by end of 2026 14

Our Strategic Actions Optimize The Business And Enhance Our Competitive Position Divestiture Acquisition Long-term Focus On High-growth, High-margin And Significant Free Cash Flow Generating Businesses Non-core, lower-margin business Industry leading global mixed-fleet Precision Ag platform 15

Our Focused Strategy Will Drive Growth And Margin Improvement 1) Adjusted operating margins are adjusted to mid-cycle based on a comparison of the current agricultural equipment industry sales to the industry's 10-year historical average. If industry sales are above the 10-year average, margins are normalized down to mid-cycle using a best-fit line equation. Conversely, in years with sales below the 10-year average, margins are normalized up to mid-cycle using the same equation. This approach aims to align operating margins with historical patterns, considering the cyclicality of the industry. 2) Free Cash Flow is a non-GAAP measure and is defined as net cash (used in) provided by operating activities less purchases of property, plant and equipment. Free Cash Flow Conversion is a non-GAAP term defined as (Cash Flow from Operations less purchases of property, plant and equipment) / Adjusted Net Income. FARMER-FIRST STRATEGY Global Fendt Full-line Precision Ag Global Parts & Services 14%-15% adjusted operating margin at mid-cycle by year 2029(1) 4%-5% above industry volume growth 75%-100% annual free cash flow conversion(2) 16

EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY Raising the Bar on Shareholder Value AGCO Increasing Mid-Cycle Adj. Operating Margin Target A dj . O pe ra tin g M ar gi n* New Mid-Cycle Adj. Operating Target of 14% - 15% 2013-2018 Historical Strategy Avg. Mid-Cycle performance Current Strategy Mid-Cycle Target / Performance New Mid-Cycle Target 14% - 15% 12% 8% 6% 12% 7-9% ~4% 17 *Reflects non-GAAP measures. See reconciliations provided in the appendix to this presentation.

INVESTOR DAY 18

Improving Outcomes Through Technology Seth Crawford General Manager, PTx December 19, 2024

AGCO Will Become The Global Industry Leader In Mixed Fleet Smart Farming And Autonomy Solutions Through PTx Technology 20

PTx Growth Pillars Channel Development • Launch channel strategy evolution • Improve dealer performance as solutions experts for farmers • Onboard new dealers Global Expansion • Increase Full-Line Technology dealer coverage • Engage new OEM Accounts • Increase portfolio offering to OEM’s Retrofit First & Innovation • 3-5 new products launched per year • Rapidly iterate and perfect products for unaddressed farmer needs Solutions for Every Season • Accelerate Sprayer portfolio rollout • Execute Connected Cloud strategy • Globalize product portfolio 21

INCREASING ADDRESSABLE MARKET Disruptive Change to How Inputs are Used (e.g., Targeted Spraying Reducing Chemical Need) Approximately 7% of farmers buy new equipment each year DRIVING SUSTAINABILITY Making Machine Park More Efficient and More Productive INCREASING FARMER PROFITABILITY Input Savings and Yield Improvement Specialized Channel to Take Innovations to Market Multiple Years Earlier, as Compared to Traditional OEMs SPEED TO MARKET ACCELERATING ADOPTION OF TECH SOLUTIONS Incrementalize Farmer Investments Lowering Start-Up Costs for Technology Adoption Retrofit Strategy 90% OF RETROFIT ITEMS are Leveraged on Non-AGCO Products 22

Solutions for Every Season: Expanding Our Portfolio What Began With Guidance & Planting Technology Has Expanded To Other Stages Of The Crop Cycle Plan / Prep Planting FertilizingSpraying Harvesting SOLUTIONS THROUGHOUT THE CROP CYCLE New Entrants Growth Areas Disruptive technologies that transform the way of agriculture for the future Increasing capabilities and availability of known solutions solving customer problems Outrun Autonomous Grain Handling Symphony Targeted Spray Radicle Agronomics Planter Innovations Guidance & Steering Sprayer Offering Digital Farming Solutions Water Management Implement Task Control Globalization 23

Farmer’s ability to choose puts them in control Our platform approach generates value for farmers and PTx year after year Farmers Hold the Choice • Brand of equipment to use our technology on • Age of equipment to use our technology on • Feature levels of our technology to use • Dealer that supports them the best • Future: how to pay for our technology Prime ApplyV is ua liz e Control Target Scout Solutions to new problems farmers face th e jo b fr om a ny w he re For the most accurate decision making The task for your operation Product in the right place, the right time, and the right amount The boom without wasting a drop Weeds with the right rate Weeds right on the spot Providing farmers with a choice allows us to price for the value we provide 24

Solutions for Every Season: Targeted Spraying

Delivers more value, with a larger market potential offering more value

Sprayer Market Compatibility



2018 & Newer Nearest Competitor Sprayers
All Sprayers Sold in North America in the last 10 years
Addressable Market - Precision Planting
Addressable Market - Nearest Competitor

	Symphony Vision | Rate	Symphony Vision | Spot	2018 & Newer Nearest Competitor
PWM Nozzle Control	✓	✓	✓
Independent Rate & Pressure Control	✓	✓	✓
Nozzle by Nozzle Swath Control	✓	✓	✓
Variate Rate with Prescription Map	✓	✓	✓
Weed Scouting Map & Metrics	✓	✓	✓
Crop Scouting Metrics	✓	✓	✗
Automatic Scouting Image Snapshots	✓	✓	✓
Live Vision Variable Rate Control (GoG & GoB)	✓	✓	✗
Spot Spray Control (GoG & GoB)	✗	✓	✓
[1]Price	$72,000	$114,000	$85,000 + $5 per unsprayed acre
[2]Per Acre Savings ($/ac)	Variable based on weed pressure	$13	$10.50

[1]For a sprayer in the U.S. with a 120' boom; includes the price of the required PWM Nozzle system

[2]Assumptions: 3,000-acre farm, 3 passes per year, 50% weed density, common E3 soybean herbicide program

25

Channel Development: PTx Serves Farmers in Differentiated Ways AFTERMARKET & RETROFIT New capabilities to existing machines of any make and vintage PTx OEM SOLUTIONS Technology and services for OEM customers around the world, including AGCO’s equipment brands: Fendt, Massey Ferguson and Valtra 100+ OTHER OEMS 26 Global Expansion: Increasing Channel Coverage FULL LINE & BASE TECH PRECISION AG DEALERS

PTx Transformation Unlocks Promised Synergies Operate As One Business, Eliminate Overlaps, And Optimize The Operations FOCUSING ON GROWTH OPTIMIZING PERFORMANCE ORGANIZATION & OPERATIONAL EFFICIENCY 2024E 2029E $2.0(2) $0.9(1)(2) Operating Model Implementation Realized promised cost synergies through a consolidated organizational structure Global range of manufacturing and sourcing capabilities Best-cost country opportunities Streamline and align enablement functions Drive Sales Force excellence Common systems and collaboration tools 27 Net Sales ($bn) 1) Excluded Q124 PTx Trimble 2) Revenue reflects some intercompany sales for equipment attached to AGCO machinery

Precision Ag Technology Adoption is Accelerating PTx Trimble JV further improves user experience and value to the farmer Fendt Options Sold & Net Sales AGCO Factory Adoption of Trimble Receivers Guidance Accuracy Unlocks 9068 2021 2022 2023 Options Sold Net Sales Jan 2024 Apr 2024 Nov 2024 60% 2022 2023 2024 Farmers: Capability for additional precision agriculture products AGCO: Increased machine population for precision agriculture products sales Farmers: Integrated user and support experiences AGCO: Simplifies support and dealer capabilities • Nearly 2x stated at transaction announcement Value Proposition Farmers: Greater accuracy levels to improve farmer productivity AGCO: High margin software revenue • Achieving nearly 2x option rates compared to deal model 28

PTx is a leading farmer-focused innovator in the market AGCO’s strategy is clear & differentiated Channel offers upside and is on track $2B high margin revenue is achievable AGCO Is Focused On Improving Farmer Outcomes Through Advanced Technology We Develop Solutions That Are Actionable and In-Line With Farmers' Needs Today While Preparing for Tomorrow 29

INVESTOR DAY 30

Building a World-Class Data Platform December 19, 2024 Cory Buchs Director, Digital Farming Solutions, PTx

The preferred platform for managing Operations across the Mixed Fleet Farm PTx Trimble Operations Mixed Fleet Data & Operations FendtONE Machine Configuration and Job Data AGCO Connect Machine Monitoring and Diagnostics NEXT-Farming Lease Management, Compliance Reporting Precision Planting Panorama Planter and Sprayer Performance PTx Trimble Advanced Software Record Keeping & Agronomy 55k active users 84m annual engaged acres 158k connected machines • Manage all field work and machines on the farm • Simplified user experience, accessible on-the-go • Automatic data collection for analysis and insights • Extended workflows via 3rd party integrations Digital Farming - Data Platform Vision 32

Data Platform Roadmap

	Mid 2025	2026	2027
Strengthen offerings and prepare infrastructure	**Phase 1:** Connect and bundle existing solutions	**Phase 2:** Consolidate to a single platform	**Phase 3:** Align to common offerings and experience



PTx Trimble
AGCO
Panorama, Next, etc.
PTx Trimble
AGCO
Panorama, Next, etc.
Merged Platforms
Panorama, Next, etc.
Common PTx Platform
Integrated Extensions

Progress



Design
Develop
Market
Design
Develop
Market
Design
Develop
Market

To do
Achieved prior to June meeting
Achieved since June meeting

Key Deliverables

Existing PTx Trimble Offering PLUS These New Features

Mid 2025 (Phase 1)

- Common PTx login
- Multi-app workflows (API Integrations)
- Connectivity Center for AGCO equipment
- Data management and Work Order collaboration

2026 (Phase 2)

- AGCO Connect functionality in the common platform
- FendtOne functionality in the common platform
- Integrated 3rd Party Extensions
- PTx branding

2027 (Phase 3)

- New Farm Operations web and mobile user experience
- Full featured machine and agronomic task management
- Mixed Fleet data sync to cloud and Machine to Machine data share

33

Common landingpage for PTx: Home of the commercial bundle of existing products: ▪ FendtONE ▪ NextFaming live ▪ PTx Trimble Ag Software Register with PTx ID to access AGCO Connect, PTx Trimble, FendtONE and Next Farming applications Leverage Connectivity Center to connect your AGCO and PTx fleet to the platform Utilize PTx Trimble agronomic planning and Work Order management functionality to execute operations across the farm with your mixed fleet Discover Sign-up Connect Machines Get to work! Farmer Journey: Onboarding 34

Farmer Journey: Managing the Mixed Fleet 35

Connect accounts with business partners Advisor Farmer Custom Applicator Receive agronomic recommendations from agronomists or develop variable rate application maps on-farm Plan and deploy Work Orders to on-farm machines, staff or contractors Track work orders being completed with on-farm machines and contractors Collect, correct and review task records coming from on-farm machines or contractor machines Report and share outcomes with advisors, business partners and government agencies Farmer Journey: Collaborating Throughout the Workflow 36

The Mixed Fleet Future 1. Differentiated end-state vision connecting machines of all brands, models and ages 2. Expedited execution plan building upon existing PTx technology 3. Aligned organization on track to deliver initial step in 2025 and the complete vision by 2027 PTx will become the preferred platform for managing Operations across the Mixed Fleet Farm 37

INVESTOR DAY 38

Strengthening Our Financial Outlook December 19, 2024 Damon Audia Chief Financial Officer

FINANCIAL GOALS 14% - 15% Adj. Operating Margin at Mid-Cycle(1) 2029 TARGET 4% - 5% Above Industry Volume Growth 75% - 100% Annual Free Cash Flow Conversion(2) ANNUAL PERFORMANCE 40 1) Adjusted operating margins are adjusted to midcycle based on a comparison of the current agricultural equipment industry sales to the industry's 10-year historical average. If industry sales are above the 10-year average, margins are normalized down to midcycle using a best-fit line equation. Conversely, in years with sales below the 10-year average, margins are normalized up to midcycle using the same equation. This approach aims to align operating margins with historical patterns, considering the cyclicality of the industry. 2) Free Cash Flow Conversion is a non-GAAP measure and is defined as (Cash Flow from Operations less purchases of property, plant and equipment) / Adjusted Net Income.

IMPROVED OPERATIONS AND HIGHER MARGINS OVER THE PAST DECADE AGCO Has Delivered Margin Improvement Through the Cycle and Taken Decisive Action in the Recent Downturn 41 *Reflects non-GAAP measures. See reconciliations provided in the appendix to this presentation. 8.4% 7.1% 5.1% 4.1% 5.1% 5.4% 5.9% 7.0% 9.1% 10.3% 12.0% ~9.0% 0% 4% 8% 12% 16% $0 $4 $8 $12 $16 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 A dj us te d O pe ra ti ng M ar gi n* N et S al es ( $b n) Net Sales Adjusted Operating Margin*

2013 8.4% 2014 7.1% 2015 5.1%2016 4.1% 2017 5.1% 2018 5.4% 0% 2% 4% 6% 8% 10% 12% 14% 80 85 90 95 100 105 110 115 120 A dj us te d O pe ra ti ng M ar gi n* Industry Level Mid-Cycle (MC) Actual Actual at Mid-Cycle Historical Adjusted Operating Margins – Old AGCO 42 *Reflects non-GAAP measures. See reconciliations provided in the appendix to this presentation.

2013 – 2018 MC (Average) 6.0% 2019 5.9% 2020 7.0% 2021 9.1% 2022 10.3% 2023 12.0% 2024 Outlook ~9.0% 0% 2% 4% 6% 8% 10% 12% 14% 80 85 90 95 100 105 110 115 120 A dj us te d O pe ra ti ng M ar gi n* Industry Level Mid-Cycle (MC) Actual Actual at Mid-Cycle Outlook Outlook at Mid-Cycle Historical Adjusted Operating Margins – Current Strategy 43 *Reflects non-GAAP measures. See reconciliations provided in the appendix to this presentation.

Path to New Mid-Cycle Margin Target



ADJUSTED OPERATING MARGIN
ADJUSTED OPERATING MARGIN*
~9%
~100 bps
~150 bps
~150 bps
150-200 bps
14%-15%
2024E Adj. Op Margin
Mid-Cycle Volumes
Portfolio Optimization
Efficiency Initiatives
High Margin Growth Initiatives *
2029 Mid-Cycle Adj. Op Margin

*Excludes the benefit of Mid-Cycle volumes, Fuse sales and is net of related incremental R&D expense.

AGCO Your Agriculture Company

44

Our Strategic Actions Optimize The Business And Enhance Our Competitive Position 45 Divestiture ~150 bps Mid-Cycle Adj. Operating Margin* Benefit Acquisition Long-term Focus On High-growth, High-margin and Significant Free Cash Flow Generating Businesses Non-core, lower-margin business Industry-leading global mixed-fleet Precision Ag platform

Focused Efficiency Initiatives Contribute ~$175M - $200M IMPROVEMENT in SG&A

TARGETED SAVINGS



$100M-$125M
~$75M
~$175M-$200M
Restructuring
(Announced June 2024)
Offshoring & Outsourcing
TOTAL

~150 bps

of Adj. Operating Margin Improvement (run-rate by year-end 2026)

EFFECTS ON SG&A

- ✓ Establishing sustainable changes in way of working that persist in 2026 and beyond
- ✓ Structural changes of processes (e.g., automate, offshore, outsource)
- ✓ $100-$125M restructuring run-rate annual savings by year-end 2025

AGCO
Your Agriculture Company

46

Driving Growth and Market Share Gains

UNLOCKING FENDT'S FULL POTENTIAL



NA/SA Net Sales
($bn)
0.3
0.7
~1.0
1.7
2020
2022
2024E
2029E

- Globalization and full-line product rollout of Fendt brand
- Targeted growth in North and South America

LEADING THE WAY IN PRECISION AG



Net Sales
($bn)
0.4(2)
0.7(2)
~0.9(1)(2)
2.0(2)
2020
2022
2024E
2029E
AGCO
Excluding PTx Trimble
AGCO
Including PTx Trimble

- Expanding addressable market
- Innovation across all makes (e.g., mixed fleet) enables right to win

ACCELERATING GLOBAL PARTS GROWTH



Net Sales
($bn)
~1.8
2.3
2024E
2029E

- Increasing market share of genuine AGCO parts
- Industry-leading fill rates
- Growth aided by FarmerCore

1) Excluded Q124 PTx Trimble
2) Revenue reflects some intercompany sales for equipment attached to AGCO machinery

AGCO Your Agriculture Company

47

Investment Grade Balance Sheet With Limited Calls On Cash Provides Significant Opportunities Engineering Direct Returns to Shareholders M&A Capex Strong Balance Sheet And Free Cash Flow Supports Investment Through the Cycle Balanced Capital Allocation Priorities ENGINEERING Investment at ~4% of Net Sales STRATEGIC M&A Focused on Technology Advancements and Portfolio Expansion DIVIDENDS Reflective of Quarterly and Special Variable Dividends CAPITAL EXPENDITURES Increasing Capacity while Modernizing Operations ~$8 Billion In Capex, M&A and Direct Returns Over Last 5 Years 48

EXECUTING OUR FARMER FIRST STRATEGY | INVESTOR DAY Raising the Bar on Shareholder Value AGCO Increasing Mid-Cycle Adj. Operating Margin Target A dj . O pe ra tin g M ar gi n* New Mid-Cycle Adj. Operating Target of 14% - 15% 2013-2018 Historical Strategy Avg. Mid-Cycle performance Current Strategy Mid-Cycle Target / Performance New Mid-Cycle Target 14% - 15% 12% 8% 6% 12% 7-9% ~4% 49 *Reflects non-GAAP measures. See reconciliations provided in the appendix to this presentation.

2025 Preliminary Financial Outlook 50

2025 Outlook Assumptions Retail Units End-market Outlook North America(1)(2) Small Ag ~(0-5)% Large Ag ~(25)% Western Europe(2) ~(0-5)% Brazil(2) ~ Flat 51 1) Excludes compact tractors 2)Amounts based on Company estimates

2025 Key Assumptions ENGINEERING EXPENSE Down ~5% vs. 2024 ADJUSTED OPERATING MARGIN 7% - 7.5% EFFECTIVE TAX RATE 35% - 38% 2025 SALES vs. 2024 (3)% Foreign Currency Impact Pricing Flat to +1% Market Share Gains Grain & Protein Divested Nov. 1, 2024 (~$850M in 2024) Dealer Inventory Destocking (Mainly 1H Weighted) Tariff Impacts Being Evaluated Softening Demand (Industry ~85% of Mid-Cycle) PRODUCTION HOURS Down 15% - 20% 52

~$9.6B Net Sales $4.00 - $4.50 Adjusted Earnings per Share ~$375M Capex 75% - 100% Free Cash Flow Conversion(1) 2025 Outlook Strengthening Our Financial Outlook | INVESTOR DAY 53 (1) Free Cash Flow Conversion is a non-GAAP measure and is defined as (Cash Flow from Operations less purchases of property, plant and equipment) / Adjusted Net Income. See reconciliations provided in the appendix to this presentation.

Resilient Ag Pure Play Positioned for Growth Differentiated Farmer-First Strategy and Innovation Relentless Focus on Value Creation Today’s Key Messages 14% - 15% 4% - 5% Above Industry Volume Growth 75% - 100% Annual Free Cash Flow Conversion(1) ANNUAL PERFORMANCE 54 1) Free Cash Flow Conversion is a non-GAAP measure and is defined as (Cash Flow from Operations less purchases of property, plant and equipment) / Adjusted Net Income. See reconciliations provided in the appendix to this presentation. Mid-Cycle Adj. Operating Margin

Appendix 55

56 (1) Rounding may impact summation of amounts (In millions) Non-GAAP To GAAP Reconciliation 2023 2022 2021 2020 2019 Income From Operations(1) Income From Operations Income From Operations Income From Operations Income From Operations As reported $ 1,700.4 $ 1,265.4 $ 1,001.4 $ 599.7 $ 348.1 Impairment charges 4.1 36.0 - 20.0 176.6 Restructuring expenses 11.9 6.1 15.3 19.7 9.0 Transaction-related costs 16.0 - - - - As adjusted $ 1,732.3 $ 1,307.5 $ 1,016.7 $ 639.4 $ 533.7 Years Ended December 31, 1) Rounding may impact the summation of amounts.

57 (1) Rounding may impact summation of amounts (In millions) Non-GAAP To GAAP Reconciliation 2018 2017 2016 2015 2014 2013 Income From Operations Income From Operations Income From Operations Income From Operations Income From Operations Income From Operations As reported $ 489.0 $ 404.4 $ 288.4 $ 361.1 $ 646.5 $ 900.7 Impairment charges - - - - - - Restructuring expenses 12.0 11.2 11.9 22.3 46.4 - Non-cash expense related to waived stock compensation - 4.8 - - - - As adjusted $ 501.0 $ 420.4 $ 300.3 $ 383.4 $ 692.9 $ 900.7 Years Ended December 31,

58 (1) Rounding may impact summation of amounts (In millions) Non-GAAP To GAAP Reconciliation 2023 2022 2021 2020 2019 Net sales $ 14,412.4 $ 12,651.4 $ 11,138.3 $ 9,149.7 $ 9,041.4 Income from operations 1,700.4 1,265.4 1,001.4 599.7 348.1 Adjusted income from operations(1) $ 1,732.3 $ 1,307.5 $ 1,016.7 $ 639.4 $ 533.7 Operating margin(2) 11.8% 10.0% 9.0% 6.6% 3.9% Adjusted operating margin(2) 12.0% 10.3% 9.1% 7.0% 5.9% Years Ended December 31, 1) Refer to the previous table for the reconciliation of income from operations to adjusted income from operations. 2) Operating margin is defined as the ratio of income from operations divided by net sales. Adjusted operating margin is defined as the ratio of adjusted income from operations divided by net sales.

59 (1) Rounding may impact summation of amounts (In millions) Non-GAAP To GAAP Reconciliation 1) Refer to the previous table for the reconciliation of income from operations to adjusted income from operations. 2) Operating margin is defined as the ratio of income from operations divided by net sales. Adjusted operating margin is defined as the ratio of adjusted income from operations divided by net sales. 2018 2017 2016 2015 2014 2013 Net sales $ 9,352.0 $ 8,306.5 $ 7,410.5 $ 7,467.3 $ 9,723.7 $ 10,786.9 Income from operations 489.0 404.4 288.4 361.1 646.5 900.7 Adjusted income from operations(1) $ 501.0 $ 420.4 $ 300.3 $ 383.4 $ 692.9 $ 900.7 Operating margin(2) 5.2% 4.9% 3.9% 4.8% 6.6% 8.4% Adjusted operating margin(2) 5.4% 5.1% 4.1% 5.1% 7.1% 8.4% Years Ended December 31,

60 1) Rounding may impact summation of amounts (Adjusted Operating Margins at Mid-Cycle) Non-GAAP To GAAP Reconciliation 2) Adjusted operating margins are adjusted to midcycle based on a comparison of the current agricultural equipment industry sales to the industry's 10-year historical average. If industry sales are above the 10-year average, margins are normalized down to midcycle using a best-fit line equation. Conversely, in years with sales below the 10-year average, margins are normalized up to midcycle using the same equation. This approach aims to align operating margins with historical patterns, considering the cyclicality of the industry. 3) Adjustments to operating margin include impairment charges, restructuring expenses, and transaction-related costs 4) Adjustments to operating margin include impairment charges and restructuring expenses 5) Adjustments to operating margin include restructuring expenses and non-cash expense related to waived stock compensation 6) Adjustments to operating margin include restructuring expenses Year Operating Margin Adjustments Adjusted Operating Margin Midcycle Normalization(2) Midcycle Adjusted Margin 2023 11.8% 0.2% (3) 12.0% -0.4% 11.6% 2022 10.0% 0.3% (4) 10.3% -0.9% 9.4% 2021 9.0% 0.1% (4) 9.1% -0.7% 8.4% 2020 6.6% 0.4% (4) 7.0% 0.7% 7.7% 2019 3.9% 2.0% (4) 5.9% 0.8% 6.7% 2012 -2018(1) 5.8% 0.2% 6.0% -0.3% 5.7% (1) 2012-2018 represent the average operating margins and average adjusted operating margins as shown below. Year Operating Margin Adjustments Adjusted Operating Margin 2018 5.2% 0.2% (4) 5.4% 2017 4.9% 0.2% (5) 5.1% 2016 3.9% 0.2% (6) 4.1% 2015 4.8% 0.3% (6) 5.1% 2014 6.6% 0.5% (6) 7.1% 2013 8.4% 0.0% 8.4% Average 5.8% 0.2% 6.0%

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